UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

AUDIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35528	91-2061537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Clyde Avenue

Mountain View, CA 94043

(Address of principal executive offices) (Zip code)

(650) 254-2800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 20, 2012, Audience, Inc. (the “Company”) held a special meeting of stockholders. The following proposal was submitted to a vote of the stockholders and was approved.

Proposal No. 1 — The approval of an amendment to Audience’s Amended and Restated 2011 Equity Incentive Plan to implement a one-time stock option exchange program.

The stockholders approved the amendment to the Company’s Amended and Restated 2011 Equity Incentive Plan (the “Amended 2011 Plan”) to implement a one-time stock option exchange program. The results of the voting were as follows:

Votes For	14,010,249
Votes Against	3,250,509
Abstentions	1,797
Broker Non-Votes	—

The Company’s Amended 2011 Plan and the form of agreements used thereunder are attached hereto as Exhibit 10.4 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.4	Amended and Restated 2011 Equity Incentive Plan and form of agreements used thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIENCE, INC.

Date: December 21, 2012	By:	/s/ Kevin S. Palatnik
	Name:	Kevin S. Palatnik
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.4	Amended and Restated 2011 Equity Incentive Plan and form of agreements used thereunder.